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                                                                  EXHIBIT 10.2




                                  PARENT GUARANTEE AGREEMENT dated as of  June
                          30, 1999, between KNOWLES ELECTRONICS, INC., a Delaware corporation (the "Guarantor" or the "Parent Borrower") and THE CHASE MANHATTAN BANK, a New York banking corporation ("Chase"), as administrative agent (in such capacity, the "Administrative Agent") for the Secured Parties (as defined in the Credit Agreement referred to below).


         Reference is made to the Credit Agreement dated as of June 28, 1999 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Parent Borrower, the lenders from time to time party thereto (the "Lenders"), Chase, as Administrative Agent, Swingline Lender and as issuing bank (in such capacity, the "Issuing Bank") and Morgan Stanley Senior Funding, Inc., as Syndication Agent. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

         The Lenders have agreed to make Loans to the Foreign Borrowers and the Issuing Bank has agreed to issue Letters of Credit for the account of the Foreign Borrowers pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement. The obligations of the Lenders to make Loans and of the Issuing Bank to issue Letters of Credit are conditioned on, among other things, the execution and delivery by the Guarantor of a Guarantee Agreement in the form hereof. As consideration therefor and in order to induce the Lenders to make Loans and the Issuing Bank to issue Letters of Credit, the Guarantor is willing to execute this Agreement.

         Accordingly, the parties hereto agree as follows:

         SECTION 1. Guarantee. The Guarantor unconditionally guarantees as a primary obligor and not merely as a surety, (a) the due and punctual payment by each Foreign Borrower of (i) the principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made by such Foreign Borrower under the Credit Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral and (iii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of such Foreign Borrower to the Secured Parties under the Credit Agreement and the other Loan Documents, (b) the due and
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punctual performance of all covenants, agreements, obligations and liabilities of each Foreign Borrower under or pursuant to the Credit Agreement and the other Loan Documents, (c) the due and punctual payment and performance of all the covenants, agreements, obligations and liabilities of each Foreign Subsidiary Guarantor under or pursuant to the Loan Documents and (d) the due and punctual payment and performance of all obligations of each Loan Party under each Hedging Agreement entered into with any counterparty that was a Lender or an Affiliate of a Lender at the time such Hedging Agreement was entered into (all the monetary and other obligations described in the preceding clauses (a) through (d) being collectively called the "Foreign Borrower Obligations"). The Guarantor further agrees that the Foreign Borrower Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any Foreign Borrower Obligation.


         SECTION 2. Foreign Borrower Obligations Not Waived. To the fullest extent permitted by applicable law, the Guarantor waives presentment to, demand of payment from and protest to the Foreign Borrower of any of the Foreign Borrower Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment. To the fullest extent permitted by applicable law, the obligations of the Guarantor hereunder shall not be affected by (a) the failure of the Administrative Agent or any other Secured Party to assert any claim or demand or to enforce or exercise any right or remedy against any Foreign Borrower or any other guarantor of the Foreign Borrower Obligations under the provisions of the Credit Agreement, any other Loan Document or otherwise, (b) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, this Agreement, any other Loan Document, any guarantee or any other agreement, or
(c) the failure to perfect any security interest in, or the release of, any of the security held by or on behalf of the Administrative Agent or any other Secured Party.

         SECTION 3. Security. The Guarantor authorizes the Administrative Agent and each of the other Secured Parties, to (a) take and hold, as provided in the Security Agreement, security for the payment of this Guarantee and the Foreign Borrower Obligations and exchange, enforce, waive and release any such security, (b) apply such security and direct the order or manner of sale thereof as provided in the Security Agreement and (c) release or substitute any one or more endorsees, other guarantors or other obligors. To the extent that security is given for the payment of this guarantee or the Foreign Borrower Obligations, the Guarantor authorizes the Administrative Agent and the Lenders to apply such security and direct the order or manner of sale thereof as they in their sole discretion may determine. The Guarantor further authorizes the Administrative Agent to release or substitute any one or more endorsees, other guarantors or other obligors.
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         SECTION 4.  Guarantee of Payment.  The Guarantor further agrees that its guarantee constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by the Administrative Agent or any other Secured Party to any of the security held for payment of the Foreign Borrower Obligations or to any balance of any deposit account or credit on the books of the Administrative Agent or any other Secured Party in favor of any Foreign Borrower or any other Person.

         SECTION 5. No Discharge or Diminishment of Guarantee. The obligations of the Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason (other than the indefeasible payment in full in cash of the Foreign Borrower Obligations), including any claim of waiver, release, surrender, alteration or compromise of any of the Foreign Borrower Obligations, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Foreign Borrower Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of the Guarantor hereunder shall not be discharged or impaired or otherwise affected by the failure of the Administrative Agent or any other Secured Party to assert any claim or demand or to enforce any remedy under the Credit Agreement, any other Loan Document or any other agreement, by any waiver or modification of any provision of any thereof, by any default, failure or delay, wilful or otherwise, in the performance of the Foreign Borrower Obligations, or the failure to perfect any security interest in, or the release of, any of the security held by or on behalf of the Administrative Agent or any other Secured Party, or by any other act or omission that may or might in any manner or to any extent vary the risk of the Guarantor or that would otherwise operate as a discharge of the Guarantor as a matter of law or equity (other than the indefeasible payment in full in cash of all the Foreign Borrower Obligations).

         SECTION 6. Defenses of Foreign Borrower Waived. To the fullest extent permitted by applicable law, the Guarantor waives any defense based on or arising out of any defense of the Foreign Borrower or the unenforceability of the Foreign Borrower Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Foreign Borrower, other than the final and indefeasible payment in full in cash of the Foreign Borrower Obligations. The Administrative Agent and the other Secured Parties may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Foreign Borrower Obligations, make any other accommodation with the Foreign Borrower or any other guarantor or exercise any other right or remedy available to them against the Foreign Borrower or any other guarantor, without affecting or impairing in any way the liability of the Guarantor hereunder except to the extent the Foreign Borrower Obligations have been fully, finally and indefeasibly paid in full in cash. Pursuant to applicable law, the Guarantor waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of
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reimbursement or subrogation or other right or remedy of the Guarantor against the Foreign Borrower or any other guarantor, as the case may be, or any security.

         SECTION 7. Agreement to Pay; Subordination. In furtherance of the foregoing and not in limitation of any other right that the Administrative Agent or any other Secured Party has at law or in equity against the Guarantor by virtue hereof, upon the failure of the Foreign Borrower or any other Loan Party to pay any Foreign Borrower Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, the Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Administrative Agent or such other Secured Party as designated thereby in cash the amount of such unpaid Foreign Borrower Obligations. Upon payment by the Guarantor of any sums to the Administrative Agent or any Secured Party as provided above, all rights of the Guarantor against the Foreign Borrower arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subordinate and junior in right of payment to the prior indefeasible payment in full in cash of all the Foreign Borrower Obligations. In addition, any indebtedness of the Foreign Borrower now or hereafter held by the Guarantor is hereby subordinated in right of payment to the prior payment in full of the Foreign Borrower Obligations during the existence of an Event of Default. If any amount shall erroneously be paid to the Guarantor on account of (i) such subrogation, contribution, reimbursement, indemnity or similar right or (ii) any such indebtedness of the Foreign Borrower, such amount shall be held in trust for the benefit of the Secured Parties and shall forthwith be paid to the Administrative Agent to be credited against the payment of the Foreign Borrower Obligations, whether matured or unmatured, in accordance with the terms of the Loan Documents.

         SECTION 8. Information. The Guarantor assumes all responsibility for being and keeping itself informed of each Foreign Borrower's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Foreign Borrower Obligations and the nature, scope and extent of the risks that the Guarantor assumes and incurs hereunder, and agrees that none of the Administrative Agent or the other Secured Parties will have any duty to advise the Guarantor of information known to it or any of them regarding such circumstances or risks.

         SECTION 9. Representations and Warranties. The Guarantor represents and warrants as to itself that all representations and warranties relating to it contained in the Credit Agreement are true and correct.

         SECTION 10. Termination. The guarantees made hereunder (a) shall terminate when all the Obligations (other than any right to indemnification of any Secured Party with respect to any matter in respect of which no claim has been asserted and is outstanding) have been indefeasibly paid in full and the Lenders have no further commitment to lend, each LC Exposure has been reduced to zero and the Issuing Bank has no further commitment to issue Letters of Credit under the Credit Agreement and (b)
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shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Foreign Borrower Obligation is rescinded or must otherwise be restored by any Secured Party or the Guarantor upon the bankruptcy or reorganization of the Foreign Borrower, the Guarantor or otherwise.

         SECTION 11. Binding Effect; Several Agreement; Assignments. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the Guarantor that are contained in this Agreement shall bind and inure to the benefit of each party hereto and their respective successors and assigns. This Agreement shall become effective as to the Guarantor when a counterpart hereof executed on behalf of the Guarantor shall have been delivered to the Administrative Agent, and a counterpart hereof shall have been executed on behalf of the Administrative Agent, and thereafter shall be binding upon the Guarantor and the Administrative Agent and their respective successors and assigns, and shall inure to the benefit of the Guarantor, the Administrative Agent and the other Secured Parties, and their respective successors and assigns, except that the Guarantor shall have no right to assign its rights or obligations hereunder or any interest herein (and any such attempted assignment shall be void).

         SECTION 12. Waivers; Amendment. (a) No failure or delay of the Administrative Agent in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent hereunder and of the other Secured Parties under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by the Guarantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on the Guarantor in any case shall entitle the Guarantor to any other or further notice or demand in similar or other circumstances.

         (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between the Administrative Agent and the Guarantor with the prior written consent of the Required Lenders (and such other consent as may be required by Section 9.02 of the Credit Agreement).

         SECTION 13. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
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         SECTION 14.  Notices.  All communications and notices hereunder shall be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to the Guarantor shall be given to it in care of the Parent Borrower at the address set forth in the Credit Agreement.

         SECTION 15. Survival of Agreement; Severability. (a) All covenants, agreements, representations and warranties made by the Guarantor herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Administrative Agent and the other Secured Parties and shall survive the making by the Lenders of the Loans regardless of any investigation made by the Secured Parties or on their behalf, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any other fee or amount payable under this Agreement or any other Loan Document is outstanding and unpaid or the LC Exposure does not equal zero and as long as the Commitments and the LC Commitment have not been terminated.

         (b) In the event any one or more of the provisions contained in this Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

         SECTION 16. Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section 11. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Agreement.

         SECTION 17. Rules of Interpretation. The rules of interpretation specified in Section 1.03 of the Credit Agreement shall be applicable to this Agreement.
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         IN WITNESS WHEREOF, the parties hereto have duly executed this
Agreement as of the day and year first above written.


                                    KNOWLES ELECTRONICS, INC.

                                    By /s/ REG GARRATT
                                      ---------------------------
                                     Name: Reg Garratt
                                     Title: CHM/CEO


                                    THE CHASE MANHATTAN BANK, as
                                    Administrative Agent,

                                    By /s/ DEBORAH DAVEY
                                     ----------------------------
                                     Name: Deborah Davey
                                     Title: Vice President